UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-22221

                                                  Wells Fargo Multi-Strategy 100 Master Fund I, LLC
(Exact name of registrant as specified in charter)

c/o Wells Fargo Alternative Asset Management, LLC
 333 Market Street, 29th floor, MAC A0119-291
             San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

Eileen Alden
Wells Fargo Alternative Asset Management, LLC
333 Market Street, 29th Floor
MAC A0119-291
             San Francisco, CA 94105
(Name and address of agent for service)

registrant's telephone number, including area code:   (415) 371-4000

Date of fiscal year end: January 31

Date of reporting period:  January 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Financial Statements for the
Year Ended January 31, 2010 with
Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To The Board of Managers and Unitholders of
Wells Fargo Multi-Strategy 100 Master Fund I, LLC:

We have audited the accompanying statement of asset, liabilities and members’ capital of the Wells Fargo Multi-Strategy 100 Master Fund I, LLC, (the “Fund”) as of January 31, 2010, and the related statements of operations and cash flows for the year then ended and the statements of changes in members’ capital and financial highlights for the year then ended and the period August 1, 2008 (inception date) to January 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of the securities owned as of January 31, 2010, by correspondence with the transfer agent of the underlying funds or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wells Fargo Multi-Strategy 100 Master Fund I, LLC as of January 31, 2010, and the related statements of operations and cash flows for the year then ended and the statements of changes in members’ capital and financial highlights for the year then ended and the period August 1, 2008 (inception date) to January 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
March 24, 2010

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Schedule of Investments
As of January 31, 2010

Strategy	Trusts	Cost	Fair Value
Convertible Arbitrage - 4.8%	HFR CA Lazard Rathmore Fund	$ 4,020,958	$ 5,688,722
Distressed Securities - 12.4%	HFR DS Feingold O'keeffe Fund	8,095,538	8,524,743
	HFR DS Opportunity Fund	608,436	458,226
	HFR DS Restoration Fund	169,939	151,776
	HFR EM Outrider Fund	5,012,200	5,760,293
			14,895,038
Equity Hedge - 23.1%	HFR HE Ajia Lighthorse China Growth Fund	6,161,214	7,198,652
	HFR HE Asia Performance Fund	2,430,288	2,527,789
	HFR HE Europe Performance Fund	3,520,967	3,621,051
	HFR HE Jade Fund	3,801,184	3,799,465
	HFR HE Soundpost Fund	4,976,209	5,632,571
	HFR HE Systematic Fund	5,055,978	4,832,925
			27,612,453
Event Driven - 10.4%	HFR ED Global Fund	6,169,300	6,451,899
	HFR ED Select IV Fund	5,668,688	6,061,150
			12,513,049
Macro - 10.6%	HFR Macro Discovery Fund	5,743,274	3,079,116
	HFR Macro Seal Fund	5,464,746	5,496,361
	HFR MF Beach Fund	3,811,803	4,171,785
			12,747,262
Merger Arbitrage - 7.0%	HFR MA Select Opportunity Fund	3,079,500	3,186,347
	HFR MA Shorewater Fund	2,450,591	2,675,156
	HFR MA Strategic Fund	2,403,924	2,569,477
			8,430,980
Relative Value - 25.6%	HFR RVA Advent Global Opportunity Fund	5,368,200	5,711,499
	HFR RVA ARX Fund	6,685,802	6,790,113
	HFR RVA Harvest 1.25x Fund	3,447,100	3,520,233
	HFR RVA Kayne MLP 1.25x Fund	3,560,400	3,777,722
	HFR RVA Titan Fund	4,599,227	4,808,462
	HFR RVA Whitebox Fund	5,724,608	6,088,833
			30,696,862
Total Investments** (Cost - $108,030,074*) - 93.9%			112,584,366
Other Assets Less Liabilities - 6.1%			7,173,847
Net Assets - 100.0%			$ 119,758,213

Percentages shown are stated as a percentage of members' capital as of January 31, 2010.

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 105,347,409
Gross unrealized appreciation	$ 19,535,895
Gross unrealized depreciation	(12,298,938)
Net unrealized appreciation	$ 7,236,957

** Non-income producing securities.

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Schedule of Investments (continued)
As of January 31, 2010

Investments by Strategy (as a percentage of total investments)
Relative Value	27.3%
Equity Hedge	24.5
Distressed Securities	13.2
Macro	11.3
Event-Driven	11.1
Merger Arbitrage	7.5
Convertible Arbitrage	5.1
100.0%

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statement of Assets, Liabilities and Members' Capital
As of January 31, 2010

Assets

Investments in Trusts, at fair value (cost - $108,030,074)	$112,584,366
Cash and cash equivalents	1,099,680
Investments in Trusts paid in advance	9,362,200
Rebate receivable	34,225
Other assets	22,916
Total assets	123,103,387

Liabilities

Payable for Units tendered	883,134
Subscriptions received in advance	2,098,000
Proceeds received in advance	23,635
Management fee payable	124,878
Directors' fees payable	2,833
Accrued expenses and other liabilities	212,694
Total liabilities	3,345,174

Members' Capital

Total members' capital	$119,758,213

Members' Capital per Unit

Wells Fargo Multi-Strategy 100 Fund I, LLC (91,588.59876 Units outstanding)	$932.6283

Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (36,887.75317 Units outstanding)	$930.9349

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statement of Operations
For the Year Ended January 31, 2010

Investment Income

Interest	$807
Rebate	361,510
Total investment income	362,317

Fund Expenses

Management fee	1,329,141
Professional fees	175,000
Accounting and administration services	120,583
Offering expenses	92,928
Withholding Tax - TEI	58,772
Registration fees	38,884
Directors' fees	11,333
Custody fees	10,148
Other operating expenses	148,897
Total expenses	1,985,686

Net investment loss	(1,623,369)

Net Realized and Unrealized Gain on Investments

Net realized loss from investments in Trusts	(3,412,028)
Net change in unrealized appreciation from investments in Trusts	11,791,318
Total net realized and unrealized gain from investments in Trusts	8,379,290

Net increase in members' capital resulting from operations	$6,755,921

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statements of Changes in Members' Capital

		For the Period
		from August 1, 2008
	For the Year Ended	(inception date)
Increase (Decrease) in Members' Capital	January 31, 2010	to January 31, 2009
Operations

Net investment loss	$(1,623,369)	$(834,122)
Net realized loss from investments in Trusts	(3,412,028)	(5,238,535)
Net change in unrealized appreciation/(depreciation) from investments in Trusts	11,791,318	(7,237,026)
Net increase/(decrease) in members' capital resulting from operations	6,755,921	(13,309,683)

Capital Transactions

In-kind capital subscription	-	88,304,551
Issuance of Units	28,525,500	25,013,110
Units tendered	(7,034,009)	(8,497,177)
Increase in members' capital derived from capital transactions	21,491,491	104,820,484

Members' Capital

Total increase in members' capital	28,247,412	91,510,801
Beginning of year	91,510,801	-
End of year	$119,758,213	$91,510,801

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statement of Cash Flows
For the Year Ended January 31, 2010

Cash Used in Operating Activities

Net increase in members' capital resulting from operations	$6,755,921

Adjustments to reconcile net increase in members' capital
resulting from operations to net cash used in operating activities:
Increase in investments in Trusts paid in advance	(6,386,600)
Increase in rebate receivable	(7,674)
Decrease in prepaid offering costs	92,928
Decrease in other assets	10,301
Increase in proceeds received in advance	23,635
Increase in management fee payable	29,455
Increase in accrued expenses and other liabilities	97,603
Net realized loss from investments in Trusts	3,412,028
Net change in unrealized appreciation from investments in Trusts	(11,791,318)
Sales of Trusts	92,263,808
Purchases of Trusts	(106,568,142)

Net cash used in operating activities	(22,068,055)

Cash Provided by Financing Activities

Proceeds from issuance of Units (net of increase in subscriptions received in advance of $534,500)	29,060,000
Payments on tender of Units (net of decrease in payable for Units tendered of $4,661,236)	(11,695,245)

Net cash provided by financing activities	17,364,755

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(4,703,300)

Cash and cash equivalents at beginning of year	5,802,980

Cash and cash equivalents at end of year	$1,099,680

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Financial Highlights
	Wells Fargo Multi-Strategy 100 Fund I, LLC

		For the Period from
	For the Year Ended	August 1, 2008 (a)
	January 31, 2010	to January 31, 2009
Per unit operating performance:
(For unit outstanding throughout the period)

Net asset value at beginning of period	$875.1644	$1,000.0000

Income from investment operations:
Net investment loss (b)	(13.3449)	(7.8778)
Net realized and unrealized income/(loss) from investments	70.8088	(116.9578)

Total from investment operations	57.4639	(124.8356)

Net asset value at end of period	$932.6283	$875.1644

Total return	6.57%	(12.48%)

Ratios to average net assets:
Expenses (c) (d) (e)	1.82%	2.07%
Net investment loss (e)	(1.48%)	(1.71%)

Net assets, end of period (in thousands)	$85,418	$60,584

Portfolio turnover	89.00%	30.00%

	Wells Fargo Multi-Strategy 100 Fund TEI I, LLC

		For the Period from
	For the Year Ended	August 1, 2008 (a)
	January 31, 2010	to January 31, 2009
Per unit operating performance:
(For unit outstanding throughout the period)

Net asset value at beginning of period	$875.1644	$1,000.0000

Income from investment operations:
Net investment loss (b)	(14.9640)	(7.8778)
Net realized and unrealized income/(loss) from investments	70.7345	(116.9578)

Total from investment operations	55.7705	(124.8356)

Net asset value at end of period	$930.9349	$875.1644

Total return	6.37%	(12.48%)

Ratios to average net assets:
Expenses (c) (d) (e)	2.01%	2.07%
Net investment loss (e)	(1.67%)	(1.71%)

Net assets, end of period (in thousands)	$34,340	$30,927

Portfolio turnover	89.00%	30.00%

(a) Inception date.
(b) Based on average units outstanding.
(c) The expense ratio does not include expenses of the Trusts in which the Master Fund invests.
(d) Included in the expense ratio are the organization and offering expenses related to the formation of the Master Fund.  Without these Organization and offering expenses, the expense ratio would have been 1.74% for Wells Fargo Multi-Strategy 100 Fund I, LLC and 1.92% for Wells Fargo Multi-Strategy 100 TEI Fund I, LLC.

(e) Annualized for periods less than one year.

See Notes to Financial Statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements
January 31, 2010

1. Organization and Description of Business

Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund”), a Delaware limited liability company,  has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) since August 1, 2008. The Master Fund is a closed-end management investment company.  Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company (the “Adviser” or “WFAAM”), is the investment adviser to the Master Fund.

The Master Fund operates under a “master fund/feeder fund” structure where an individual feeder fund’s shareholders indirectly invest substantially all of their investable assets in the Master Fund.  The Master Fund’s shareholders are collectively referred to as the “Feeder-Funds”.  As of January 31, 2010, Wells Fargo Multi-Strategy 100 Fund I, LLC (the "Taxable Investor Fund") and Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (the "TEI Fund") were the only shareholders invested in the Master Fund.  The TEI Fund invests in the Master Fund through Wells Fargo Multi-Strategy 100 TEI Fund I, LDC (the “Offshore Feeder Fund”).  The Taxable Investor Fund and the TEI Fund together are referred as the “Feeder Funds”.  The Master Fund and the Feeder Funds together are referred as the “Funds”.

The Master Fund’s investment objective is to maximize total return while maintaining equity-like volatility and downside protection in declining markets to reward the investors with consistent yet outsized equity-like returns over longer investment time horizons.  The Master Fund generally pursues its investment objective by investing in private investment funds, presently in certain of the various sub-trusts (each, a “Trust”, together, the “Trusts”) of HFR Umbrella Trust (“Umbrella Trust”), a Bermuda Unit Trust.  Each Trust pursues a distinct investment strategy under the direction of an independent investment manager (each, a “Trading Manager”).  Each Trust is associated with a specific Trading Manager and strategy.  WFAAM intends to utilize various investment strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  WFAAM also intends to use proprietary analytical and optimization techniques to create combinations of strategies to achieve the risk and return objectives.  WFAAM reserves the right to retain assets at the Master Fund level and to invest assets of the Master Fund in securities and assets other than the Trusts, including other private investment funds.  There is no guarantee the Master Fund will achieve its investment objective.

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts with service providers that contain a variety of indemnification clauses.  The Master Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Master Fund and, therefore, cannot be estimated.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Valuation of investments in Trusts – The Master Fund values its investments in the Trusts at fair value in accordance with procedures established by the Master Fund’s Board of Managers (the “Master Fund Board”).  The fair value of the Master Fund’s interest in a Trust will generally represent the net asset value of the Trust as a practical expedient.  The Master Fund could reasonably expect to receive this amount from the Trust or from a third party if the Master Fund’s interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  These investments are redeemable with the Trusts at net asset values under the original terms of the partnership agreements and/or subscription agreements and operations of the Trusts.  However, it is possible that these redemption rights may be restricted or eliminated by the Trusts in the future in accordance with the underlying funds’ agreements.  Due to the nature of the investments held by the Trusts, changes in market conditions and the economic environment may significantly impact the net asset value of the Trusts and the fair value of the Master Fund’s interests in the Trusts.  Furthermore, changes to the liquidity provisions of the Trusts may significantly impact the fair value of the Master Fund’s interests in the Trusts.  Under some circumstances, the Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that a Trust’s reported valuation does not represent fair value.  In addition, the Master Fund may not have a Trust’s reported valuation as of a particular fiscal period end.  In such cases, the Master Fund would determine the fair value of such a Trust based on any relevant information available at the time.  The Master Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Master Fund.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

(b) Income taxes – The Master Fund is classified as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation.  No provision has been made in the accompanying Financial Statements as the individual partners are responsible for income taxes, if any.

Accounting for Uncertainty in Income Taxes set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return.  Management has analyzed the Master Fund’s tax positions and has concluded that no provision for income tax is required in the Master Fund’s financial statements.  The Master Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Master Fund filed 2008 federal income tax return and it remains subject to examination by the Internal Revenue Service.

(c) Security transactions and investment income – The Master Fund’s transactions are recorded on the effective dates of the transactions.  Realized gains and losses on the Master Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Master Fund will indirectly bear a portion of the Trusts’ income and expenses, including management fees and incentive fees charged by the Trusts.  That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(d) Cash and Cash Equivalents – The Master Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Master Fund.

(e) Rebate Income – A portion of the management fees charged by the investment managers of the Trusts that the Master Fund invests in is rebated to the Master Fund and is recognized on the accrual basis.

(f) Distributions – The Master Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Master Fund Board.

(g) Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement.  Actual results could differ from those estimates.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

(h) Offering expenses – Offering expenses incurred in offering and selling units of the Master Fund’s interest (the “Units”) and other legal expenses related thereto.  Offering costs of the Master Fund were $175,252 and were fully amortized over 12 months.  For the period from February 1, 2009 to July 31, 2009, the amortized offering costs were $92,928.

(i) Operating Expenses – The Master Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating costs also include, by way of example: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Master Fund under, and compliance with, any applicable federal and state laws.  Such expenses are pro rated among all Members.

(j) Third party service providers – PNC Global Investment Servicing (the “Administrator”) serves as the Administrator to the Master Fund.  Under an agreement made between the Administrator and the Master Fund, the following annual fee will be calculated upon the Master Fund’s beginning of the month’s net assets and paid monthly:

0.075% of the first $200 million of aggregate beginning of month net assets;
0.060% of the next $200 million of aggregate beginning of month net assets; and
0.040% of aggregate beginning of month net assets in excess of $400 million.

Asset-based fees will not be charged to the Feeder Funds; provided that 100% of the assets of the Feeder Funds invest into the Master Fund.

PFPC Trust Company (the “Custodian”) serves as the Custodian to the Master Fund, which pays the Custodian a monthly fee based on gross ending assets at the end of each month.

The Master Fund also pays the Administrator certain fixed fees for tax preparation and other services.

3. Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Feeder Funds and the Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.  The Adviser is responsible for identifying what it considers to be attractive investment opportunities and for day-to-day oversight of the Master Fund’s portfolio.  Subject to policies adopted by the Master Fund Board and each Feeder Fund’s Board of Managers (the “Feeder Fund Board”) and applicable law, the Adviser is responsible for the day-to-day management of the Master Fund and for the allocation of the Master Fund’s assets to various Trusts.

Investment advisory services are provided to the Master Fund by WFAAM pursuant to an investment advisory agreement dated July 31, 2008 (the “Advisory Agreement”).  As compensation for services and facilities provided by the Adviser under the Advisory Agreement, the Master Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding limited liability company interests (“Master Fund Interests”) of the Master Fund determined as of the last business day of that month (before any repurchases of Master Fund Interests).  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.

In addition, each Feeder Fund Board has approved a service agreement entered into among each feeder and the Adviser under the same terms, except as set forth in the next sentence.  Under such agreement, the Feeder Funds do not pay the Adviser a fee if and for so long as the Feeder Funds are invested solely in the Master Fund.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

4. Investment Transactions

Purchases of Investments for the year ended January 31, 2010 were $106,568,142 and proceeds from sales of investments for the year ended January 31, 2010 were $92,263,808.

5. Investments in Trusts

The Umbrella Trust serves as a transparency platform, which WFAAM believes provides a wide spectrum of investment strategies managed by numerous independent managers.  WFAAM actively allocates, and from time to time reallocates, the Master Fund’s assets among certain of the various Trusts.

The investment manager of the Umbrella Trust and each Trust is HFR, whose managing member is HFR Group, L.L.C., also a Delaware limited liability company.  HFR Asset Management L.L.C. (“HFR”) is registered as an investment adviser under the Advisers Act.

The following table lists the Master Fund’s investments in the Trusts for the year ended January 31, 2010, none of which was a related party.  The Master Fund indirectly bears fees and expenses as an investor in the Trusts.  Each series of each Trust will pay HFR a management fee, accrued monthly and paid quarterly.  The fee rate will vary and is expected to range from 1.10% to 2.60% per annum of the net asset value of that series.  Additionally, HFR will generally receive an incentive allocation from each series of each Trust equal to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

Information about the underlying investments held by the Trusts is not readily available, so it is unknown whether the Trusts hold any single investment whereby the Master Fund’s proportionate share exceeds 5% of the each Trust’s net assets at January 31, 2010.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

			Net Change in
	% of Master		Unrealized	Realized
	Fund's Total		Appreciation	Gain	Redemptions
Investments in Trusts	Fair Value	Fair Value	(Depreciation)	(Loss)	Permitted
HFR CA Global Opportunity Fund	-	$-	$(301,096)	$1,295,298	Monthly
HFR CA Lazard Rathmore Fund	5.1	5,688,722	1,610,927	446,670	Monthly
HFR DS Feingold O'keeffe Fund	7.6	8,524,743	429,205	-	Monthly
HFR DS Opportunity Fund	0.4	458,226	1,108,191	(1,109,680)	In liquidation
HFR DS Restoration Fund	0.1	151,776	(269,389)	(321,616)	In liquidation
HFR ED Discovery Fund	-	-	10,332	74,943	Monthly
HFR ED Global Fund	5.7	6,451,899	282,599	-	Monthly
HFR ED Select IV Fund	5.4	6,061,150	392,462	58,888	Monthly
HFR EM Advantage Fund	-	-	917,908	(932,705)	Monthly
HFR EM Outrider Fund	5.1	5,760,293	748,093	-	Monthly
HFR EM Select Fund	-	-	1,253,221	(1,528,193)	Monthly
HFR HE Acero Fund	-	-	115,546	(181,456)	Monthly
HFR HE Ajia Lighthorse China Growth Fund	6.4	7,198,652	1,451,872	281,715	Monthly
HFR HE Asia Performance Fund	2.2	2,527,789	97,501	2,388	Monthly
HFR HE Enorasi Fund	-	-	396,059	(275,134)	Monthly
HFR HE Europe Performance Fund	3.2	3,621,051	334,853	(33,782)	Monthly
HFR HE Gartmore Fund	-	-	138,853	(161,739)	Monthly
HFR HE Jade Fund	3.4	3,799,465	(1,719)	-	Monthly
HFR HE PilotRock Fund	-	-	1,175,881	(1,379,252)	Monthly
HFR HE Soundpost Fund	5.0	5,632,571	903,524	(1,238)	Monthly
HFR HE Systematic Fund	4.3	4,832,925	532,422	(203,019)	Monthly
HFR HE Timescape Fund	-	-	343,006	(731,566)	Monthly
HFR MA Select Opportunity Fund	2.8	3,186,347	106,847	-	Monthly
HFR MA Shorewater Fund	2.4	2,675,156	137,026	129,843	Monthly
HFR MA Strategic Fund	2.3	2,569,477	(51,713)	258,460	Monthly
HFR Macro Augustus Discretionary Currency Fund	-	-	-	12,667	Monthly
HFR Macro Discovery Fund	2.7	3,079,116	(997,093)	(448,310)	Monthly
HFR Macro Seal Fund	4.9	5,496,361	12,894	(4,854)	Monthly
HFR Macro Woodbine Fund	-	-	-	(45,861)	Monthly
HFR MF Beach Fund	3.7	4,171,785	(517,906)	205,630	Monthly
HFR MF Diversified Select Fund	-	-	(360,435)	(142,499)	Monthly
HFR RVA Advent Global Opportunity Fund	5.1	5,711,499	343,299	-	Monthly
HFR RVA ARX Fund	6.0	6,790,113	277,534	(1,283)	Monthly
HFR RVA Constellation Fund	-	-	-	767,167	Monthly
HFR RVA Harvest 1.25x Fund	3.1	3,520,233	73,133	-	Monthly
HFR RVA Kayne MLP 1.25x Fund	3.4	3,777,722	217,322	-	Monthly
HFR RVA Opal Fund	-	-	-	433,673	Monthly
HFR RVA Titan Fund	4.3	4,808,462	(996,000)	352,339	Monthly
HFR RVA Whitebox Fund	5.4	6,088,833	1,876,159	(229,522)	Monthly
Total Investments in Trusts	100.0%	$112,584,366	$11,791,318	$(3,412,028)

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.  A detailed depiction of each investment in the Master Fund by strategy can be found in the tables within the Schedule of Investments.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

The following is a summary of the investment strategy of the investments in the Trusts held in the Master Fund as of January 31, 2010.  All Trusts are redeemable monthly with 15 business days prior written notice to the administrator of respective Trust.  However, HFR DS Opportunity Fund and HFR DS Restoration Fund are in liquidation and no longer accept redemption requests.  The Master Fund expects to receive full redemption proceeds from these two Trusts by the end of June 2010.  The Master Fund had no unfunded capital commitments as of January 31, 2010.

The Trusts in convertible arbitrage strategy involve purchasing a portfolio of convertible securities and hedging those positions by selling short the underlying common stock.  Trading Managers will, in an effort to capitalize on relative pricing inefficiencies, purchase long positions in convertible securities, generally convertible bonds, convertible preferred stock or warrants, and hedge a portion of the equity risk by selling short the underlying common stock.  Trading Managers may also seek to hedge interest rate exposure under some circumstances.

The Trusts in distressed securities strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation.  This may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Trading Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations.

The Trusts in equity hedge strategy combine core long holdings of equities with short sales of equities as well as limited use of options and CFTC-approved futures contracts primarily for hedging purposes.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

The Trusts in event driven strategy invest in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks.  Instruments include long and short common and preferred stocks, as well as debt securities, options and CFTC-approved futures contracts primarily for hedging purposes.  Trading Managers may hedge against market risk by purchasing S&P put options or put option spreads.

The Trusts in macro strategy attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, Trading Managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

The Trusts in merger arbitrage strategy focus on investment opportunities that arise from corporate transactions and business combinations of varied nature, consisting of but not limited to, acquirer/target and mergers between business entities.  Trading Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations, as a function of ongoing transaction developments determining ultimate realized value.

The Trusts in relative value arbitrage strategy employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage.  Generally, Trading Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  In addition, Trading Managers make decisions regarding which relative value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

6. Fair Value Measurements

The Master Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The three levels of the fair value hierarchy are:

•
Level 1 – Unadjusted quoted prices for identical securities in an active market.  Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly.  Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Master Fund’s net assets as of January 31, 2010, is as follows:

Valuation Inputs	Investments in Trusts
Level 1 – Quoted Prices	$ -
Level 2 – Other Significant Observable Inputs	111,974,364
Level 3 – Significant Unobservable Inputs	610,002
Total	$ 112,584,366

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Investments in Trusts
Balance, as of February 1, 2009	$ 89,900,742
Realized gain (loss)	(1,431,296)
Change in unrealized appreciation (depreciation)	838,802
Net purchases (sales)	(6,663,100)
Net transfers in/out of Level 3*	(82,035,146)
Balance, as of January 31, 2010	$ 610,002

Investments in Trusts
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$ 8,102,043

* “Net transfers out of Level 3” represent investments in Trusts that were previously categorized as Level 3 investments for the year ended January 31, 2009.  In accordance with recently issued authoritative guidance, these investments are being reclassified as Level 2 investments for the year ended January 31, 2010.

7. Capital Share Transactions

The Master Fund intends to accept initial and additional subscriptions for Units made after the closing date and the commencement of the Master Fund’s investment operations only once each month, effective as of the opening of business on the first business day in that month at the relevant net asset value per Unit of the Master Fund as of the close of business on the last business day of the prior month.  The Master Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Master Fund may from time to time offer to repurchase Units pursuant to written tenders by Members.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund Board in its sole discretion.

The Feeder Funds’ assets consist primarily of interests in the Master Fund.  With respect to the TEI Fund, these interests are held through the Offshore Feeder Fund.  The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Feeder Funds to meet their obligations under their repurchase offers.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

For the year ended January 31, 2010, transactions in the Master Fund’s interest were as follows:

	Issuance		Tender
	(in Units)	Issuance	(in Units)	Tender

Taxable Investor Fund	28,987	$ 26,017,100	(6,625)	$ (5,925,782)

TEI Fund	2,768	2,508,400	(1,218)	(1,108,227)
	31,755	$ 28,525,500	(7,843)	$ (7,034,009)

8. Risk Factors

An investment in the Master Fund involves various risks.  The Master Fund allocates assets to Trusts that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.  No guarantee or representation is made that the investment program will be successful.

9. Recent Accounting Pronouncements

In January 2010, FASB issued ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through financial statement issuance and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited)

Approval of Investment Advisory Agreement

At the initial meeting of the Master Fund Board, which was held in person on July 17, 2008, the Master Fund Board discussed the materials previously provided to them to assist in their consideration of the proposed Advisory Agreement.  When assessing the initial approval of the Advisory Agreement between the Master Fund and the Adviser, the Master Fund Board considered, among other information, the following:

•	A report comparing the proposed fee and anticipated expenses of the Master Fund to similar funds;
•	Information on a relevant peer group of registered funds of hedge funds;
•	The economic outlook and the general investment outlook in the relevant financial markets;
•	The Adviser's prior results with the Master fund’s predecessor and the financial condition and resources of Wells Fargo & Company (“Wells Fargo”) and its affiliates;
•	Arrangements regarding the distribution of the Master Fund and the Feeder Fund interests;
•	The procedures used to determine the fair value of Master Fund assets;
•	The Adviser's anticipated management of the relationship with the Master Fund's Administrator, Custodian and independent registered public accounting firm;
•	The resources devoted to the Adviser's compliance efforts undertaken on behalf of the private funds it manages and its efforts in regard to its first registered investment company;
•	The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;
•	Investment management staffing; and
•	Anticipated operating expenses to be paid to third parties.

The Master Fund Board reviewed the nature, quality and scope of the services to be provided to the Master Fund by the Adviser pursuant to the Advisory Agreement.  The Master Fund Board also considered the proposed fee to be charged under the Advisory Agreement, as well as the performance of the Master Fund's predecessor, and reviewed comparative fee and performance data previously provided by the Adviser.  The Master Fund Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreement.  Nor are the items described herein all encompassing of the matters considered by the Master Fund Board.

Nature, Extent and Quality of Services

The Master Fund Board reviewed and considered the nature and extent of the investment advisory services  to be provided by the Adviser to the Master Fund under the Advisory Agreement,  including the selection of underlying funds, allocation of the Master Fund's assets among, and monitoring  performance of, underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds' managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment.  The Master Fund Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the Advisory Agreement, including, among other things, providing to the Master Fund and the Feeder Funds office facilities, equipment, and personnel.  The Master Fund Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who would provide the investment advisory and administrative services to the Master Fund.  The Master Fund Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Master Fund Board also took into account the Adviser's compliance policies and procedures, including the procedures used to determine the fair value of the Master Fund's assets.  The Master Fund Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

Performance Relative to Comparable Funds Managed by Other Advisers

The Master Fund Board reviewed the performance of the Master Fund’s predecessor based on information provided by the Adviser that showed (i) the Master Fund's predecessor’s historical performance compared to various diversified hedge fund indices, and (ii) the Master Fund's predecessor’s return for its most recent fiscal period as compared to the return of other comparable registered funds-of-hedge-funds.  The Master Fund Board considered the Master Fund's predecessor’s performance since inception and the relative lack of correlation of such performance to fixed income or equity indices generally.  The Master Fund Board concluded that the Master Fund's predecessor performance was satisfactory and that, while past performance is not indicative of future performance, indicated a high level of demonstrated skill on the part of the Adviser.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Master Fund Board reviewed the proposed Management Fee rate and anticipated total expense ratio of the Master Fund and the Feeder Funds.  The Master Fund Board compared the proposed Management Fee and total expense ratios for each of the Master Fund and the Feeder Funds with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by each of the funds to those payable by other comparable registered funds of hedge funds.  The Master Fund Board noted that the proposed fee payable to the Adviser was lower than or comparable to the fees payable to the advisers of most comparable registered funds of hedge funds.  The Master Fund Board concluded that the Management Fee to be paid by the Master Fund and total expense ratio of each of the Feeder Funds were reasonable and satisfactory in light of the anticipated services to be provided.

Breakpoints and Economies of Scale

The Master Fund Board reviewed the structure of the Master Fund's Management Fee under the Advisory Agreement and noted that it does not include any breakpoints.  The Master Fund Board considered the Master Fund's Management Fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund.  The Master Fund Board also determined that, given the anticipated relative size of the Master Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated Profitability of Advisers and Affiliates

The Board considered and reviewed information concerning the anticipated costs to be incurred and profits to be realized by the Investment Adviser and its affiliates from the Investment Adviser's relationship with the funds.  The Board noted that the Investment Adviser realized a profit with respect to the predecessor to the Master Fund and operates profitable lines of advisory business in other respects.  Based on their review of the information they received, the Board concluded that there anticipated profits to be earned, if any, by the Investment Adviser and its affiliates were reasonable.

General Conclusion

Based on its consideration of all factors that it deemed material, the Master Fund Board concluded it would be in the best interest of the Master Fund and the Feeder Funds and their anticipated members to approve the Advisory Agreement as proposed.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

The Boards of Managers of the Funds and the Master Fund

The Feeder Fund Boards and the Master Fund Board provide broad oversight over the operations and affairs of the Funds, and have overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Funds’ business.  The Feeder Fund Boards and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of the Funds, as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.  The Offshore Feeder Fund has two members: the TEI Fund (which serves as the managing member) and the Adviser (which holds only a nominal, non-voting, non-participating interest).  The Offshore Feeder Fund does not have a board of directors.  The Members of the Offshore Feeder Fund have delegated the day-to-day management, as well as general oversight responsibilities of the Offshore Feeder Fund, to the TEI Fund.  The Board of the TEI Fund therefore effectively makes all decisions on behalf of the Offshore Feeder Fund.

The managers of the Feeder Fund Boards and the Master Fund Board are not required to contribute to the capital of the Funds or to hold Units of the Funds.  A majority of the managers of the Feeder Fund Boards and the Master Fund Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Funds (collectively, the “Independent Managers”).  The Independent Managers perform the same functions for the Funds as are customarily exercised by the non-interested directors or trustees of a registered investment company organized, respectively, as a corporation or a trust.

The identity of the Independent Managers and officers of the Funds and brief biographical information regarding each such person during the past five years is set forth below.  Each Independent Manager who is deemed to be an “interested person” of the Funds, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 333 Market Street, 29th Floor, San Francisco, CA 94105.

Independent Managers

Name and Age	Position(s) with the Funds	Term of Office and Length(1) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex2 Overseen by Manager	Other Directorships Held by Manager
Daniel J. Rauchle, 47*	Manager, President	Indefinite term (since August 1, 2008)	Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board since 2001.	3	None.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

Name and Age	Position(s) with the Funds	Term of Office and Length(1) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex2 Overseen by Manager	Other Directorships Held by Manager
Dennis G. Schmal, 63	Manager, Audit Committee Chairperson	Indefinite term (since August 1, 2008)	Director of the 13 AssetMark mutual funds since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation since 2005; Director of Varian Semiconductor Equipment Associates since 2004; Director of Merriman Curhan Ford Group since 2003; Director of North Bay Bancorp from 2006 to 2007.	3
Director of the 13 AssetMark mutual funds since 2007; Director of Varian Semiconductor Equipment Associates since 2004; Director of MCF Corporation since 2003; Director of North Bay Bancorp from 2006 to 2007.

Tim Holmes, 48	Manager, Nominating and Compensation Committee Chairperson	Indefinite term (since August 1, 2008)	Portfolio Manager of Nuveen Asset Management since 2007; Managing Member/Chief Operating Officer of Ascendant Capital Partners/ BayStar Capital LLC from 2003 to 2006.	3	None.

*	Indicates an Interested Manager.

(1)
Each Independent Manager serves until death, retirement, resignation or removal from the applicable Feeder Fund Board or the Master Fund Board.  Any Independent Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Independent Managers not subject to the removal vote (but only if there are at least three Independent Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(2)	The “Fund Complex” is comprised of 3 closed-end registered investment companies, including the Funds

Principal Officers who are not Independent Managers:

Name and Age	Position(s) with the Funds	Length of Time Served(1)	Principal Occupation During Past Five Years
Eileen Alden, 40	Treasurer	Since August 1, 2008
Director of WFAAM and a member of the WFAAM Investment Advisory Board since 2005; Vice President of Wells Fargo Bank since 2007; Member of the Asset Allocation Committees for Wells Fargo Bank’s Wealth Management Group since 2007 and its Family Wealth Group since 2008; Assistant Vice President of Progress Investment Management Company from 2001 to 2005.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

Name and Age	Position(s) with the Funds	Length of Time Served(1)	Principal Occupation During Past Five Years
Dede Dunegan, 53	Chief Compliance Officer, Secretary	Since August 1, 2008	Vice President and Compliance Manager of Wells Fargo Bank’s Wealth Management Group since 2004; CCO of Nelson Capital Management, LLC since 2005; CCO of Osterweis Capital Management from 2000 to 2004.

(1)	Each officer of a Feeder Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Master Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (415) 371-4000 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of managers has determined that Dennis Schmal is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed from the registrant’s inception on August 1, 2008 through January 31, 2009, and the fiscal year ended January 31, 2010 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years are $60,000 and $67,000, respectively.

Audit-Related Fees

(b)
The aggregate fees billed from the registrant’s inception on August 1, 2008 through January 31, 2009, and the fiscal year ended January 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)
The aggregate fees billed from the registrant’s inception on August 1, 2008 through January 31, 2009, and the fiscal year ended January 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively.

All Other Fees

(d)
The aggregate fees billed from the registrant’s inception on August 1, 2008 through January 31, 2009, and the fiscal year ended January 31, 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee (the “Committee”) shall have the power to pre-approve the performance by the registrant’s principal accountant (the “Auditors”) of audit-related services, including internal control-related services, where such services are reasonably related to the performance of the audit or review of the registrant’s financial statements and/or the registrant’s internal control over financial reporting that are traditionally performed by the independent auditor.

The Committee shall have the power to pre-approve the performance by the Auditors of any non-audit service, including tax services, for the registrant, if such service is not a prohibited service under Section 201 of the Sarbanes-Oxley Act of 2002, and such pre-approval shall be required before any such service may be performed for the registrant.  The Committee shall timely advise the principal executive officer and principal financial officer of the registrant (or whoever is responsible for preparing and filing the registrant’s reports under the Securities Exchange of 1934, as amended, as required by the Investment Company Act) of the approval of such audit non-service and shall direct that such service be disclosed in such reports.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from the registrant’s inception on August 1, 2008 through January 31, 2009, and the fiscal year ended January 31, 2010 of the registrant were $0 and $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC

Policies and Procedures regarding Voting of Proxies

I.           Introduction

The following guidelines and standards are established to govern the process of voting proxies received by Wells Fargo Multi-Strategy 100 Fund I, LLC (“100 Fund”), Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (“100 TEI Fund”) and Wells Fargo Multi-Strategy 100 Master Fund I, LLC(the “Master Fund” and with the 100 Fund and the 100 TEI Fund, the “Funds”), each of which is a registered investment company advised by Wells Fargo Alternative Asset Management, LLC (the “Adviser”).

II.            Procedures

The following are steps that will be taken by (A) each of the 100 Fund and the 100 TEI Fund and (B) the Master Fund in voting proxies.

(A)  The 100 Fund and the 100 TEI Fund.

Whenever the 100 Fund, as an investor in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of a Master Fund’s business which may be determined by the Board of Managers of the Master Fund without investor approval), the 100 Fund will seek instructions of its members, without the necessity of holding a meeting or obtaining a quorum of members, and vote all of the 100 Fund’s interests in the Master Fund proportionately to the instructions received from those members.  Similarly, whenever the 100 TEI Fund, as a member in the Master Fund through Wells Fargo Multi-Strategy 100 TEI Fund I, LDC (“LDC”), is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business), the LDC will pass voting rights to the 100 TEI Fund, and the 100 TEI Fund will seek instructions of its members, without the necessity of holding a meeting or obtaining a quorum of members, and vote all of the 100 TEI Fund’s interests in the Master Fund proportionately to the instructions received from those members.  Thus, the LDC will not vote on Master Fund matters requiring a vote of the Master Fund’s members without the instruction of Members of the 100 TEI Fund.  Each Fund shall vote units for which it receives no voting instructions in the same proportion as the units for which it receives voting instructions.

(B)  Master Fund.

The Master Fund invests in underlying funds (sub trusts, currently), that do not issue voting securities.  Therefore, the Master Fund does not receive proxies and is not called upon to vote proxies.  If the Master Fund ever would be called upon to vote proxies, the Adviser’s policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Master Fund and its interest holders, based on the Adviser’s reasonable judgment of what is in the Master Fund’s best interest.  The Adviser bases its decision on analysis and judgment of the particular facts and circumstances in question.  Thus, if the Master Fund invests in voting securities, if any, its primary consideration in voting portfolio proxies would be the financial interests of the Master Fund and its interest holders.  The Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.  As a matter of practice, the Adviser will vote on most issues presented in a trust proxy statement in accordance with the position of the company’s management, unless the Adviser determines that voting in accordance with managements’ recommendation would adversely affect the investment merits of owning the investment.  However, the Adviser will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in the Adviser’s judgment, it would not be in the best interests of the client to do so.  In addition, the Master Fund invests only in trusts that are unaffiliated with the Adviser.

III.           Disclosure of Votes

Information regarding how proxies received, if any, by the 100 Fund or the 100 TEI Fund and Master Fund were voted during the 12-month period ended June 30 of each year will be filed on Form N-PX by each Fund on an annual basis not later than August 31 of each year, as required by Form N-PX and applicable rules, as they may be amended from time to time.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Biographies of certain of Wells Fargo Alternative Asset Management, LLC (“WFAAM” or the “Adviser”) principals having portfolio management responsibility for the registrant (the “Fund”) (“WFAAM Managers”) are below:

Daniel J. Rauchle, President. Mr. Rauchle is a Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board.  In addition, Mr. Rauchle is a Senior Vice President of Wells Fargo Bank, and is responsible for the oversight of Wells Fargo’s proprietary alternative investment strategies. Mr. Rauchle has also served as a Director with Charles Schwab & Co.’s Investment Management and Retirement Plan Services divisions. Prior to Charles Schwab & Co., Mr. Rauchle was Managing Director of US Bancorp’s Qualivest mutual fund complex as well as Portfolio Manager of the Qualivest International Opportunities Fund. Mr. Rauchle holds a BBA in Finance, an MBA in Finance & Investments as well as Real Estate from the University of Wisconsin, and a JD from the University of Wisconsin School of Law.

Eileen Alden, Treasurer and Director. Ms. Alden is a Director of WFAAM and a member of the WFAAM Investment Advisory Board, and is responsible for WFAAM investment operations, research and analysis. In addition, Ms. Alden is a Vice President of Wells Fargo Bank and a member of the Asset Allocation Committee for the Wealth Management Group and Family Wealth Group. Prior to joining WFAAM in 2005, Ms. Alden was Assistant Vice President at Progress Investment Management Company, an institutional asset management firm specializing in multi-manager products, where she conducted emerging manager research and new product development. Before joining Progress, she was the Director of Fund Management at Meridian Investment Management, an investment advisor managing alternative investment products for overseas clients. At Meridian, she led the development of new offshore hedge fund-of-funds, performing manager research, asset allocation, and operations management. Earlier in her career she was an analyst at Fidelity and State Street. She is a graduate of the University of North Carolina at Chapel Hill, and is a member of the 100 Women in Hedge Funds organization.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Members and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Managers or Management Team Members
(as of January 31, 2010)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Daniel J. Rauchle	Registered Investment Companies:	0*	$0	0	$0
	Other Pooled Investment Vehicles:	2	$57,129,000	0	$0
	Other Accounts:	0	$0	0	$0
Eileen Alden	Registered Investment Companies:	0*	$0	0	$0
	Other Pooled Investment Vehicles:	2	$57,129,000	0	$0
	Other Accounts:	0	$0	0	$0

*
Not including the Wells Fargo Multi-Strategy 100 Master Fund I, LLC, the Wells Fargo Multi-Strategy 100 Fund I, LLC, Wells Fargo Multi-Strategy 100 TEI Fund I, LLC or the Wells Fargo Multi-Strategy 100 TEI Fund I, LDC.

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because WFAAM has day-to-day portfolio management responsibilities with respect to more than one fund. WFAAM manages other pooled investment vehicles with investment strategies similar to the Fund. Fees earned by the Adviser may vary among these accounts, and the WFAAM managers may personally invest in these accounts. These factors could create conflicts of interest because the WFAAM managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the WFAAM managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the WFAAM managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the WFAAM managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser will allocate investment opportunities among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not favor certain accounts over others, whether advised by the Adviser or an affiliate.  The Adviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.  The Adviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Adviser will review its activity to ensure that the Adviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Adviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation for the WFAAM Managers is a combination of a fixed salary and a bonus.  The bonus paid to a WFAAM Manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Funds Composite Index, or a peer group of hedge fund of funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser.  The amount of salary and bonus paid to the WFAAM Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support. WFAAM Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401k plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

(a)(4)	Disclosure of Securities Ownership
None of the WFAAM Managers currently owns any Units of the Fund.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Compensation Committee will consider nominees to the registrant’s board of managers recommended by members, provided that such recommendations are submitted with reasonable advance written notice to the Chairperson of the Nominating and Compensation Committee.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wells Fargo Multi-Strategy 100 Master Fund I, LLC

By (Signature and Title)*	/s/ Daniel J. Rauchle
Daniel J. Rauchle, President
(principal executive officer)

Date	April 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel J. Rauchle
Daniel J. Rauchle, President
(principal executive officer)

Date	April 7, 2010

By (Signature and Title)*	/s/ Eileen Alden
Eileen Alden, Treasurer
(principal financial officer)

Date	April 7, 2010

* Print the name and title of each signing officer under his or her signature.